Exhibit 99.1

1 Expert Systems for Precision Medicine Investor Presentation - Pre - merger (with Supplement) 1

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Safe Harbor This presentation includes forward - looking statements about CollabRx's and Medytox Solution’s anticipated results that involve risks and uncertainties . Some of the information contained in this presentation, including statements as to industry trends and plans, objectives, expectations and strategy for the combined businesses, contains forward - looking statements that are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward - looking statements . Any statements that are not statements of historical fact are forward - looking statements . When used, the words "believe," "plan," "intend," "anticipate," "target," "estimate," "expect" and the like, and/or future tense or conditional constructions ("will," "may," "could," "should," etc . ), or similar expressions, identify certain of these forward - looking statements . Important factors which could cause actual results to differ materially from those in the forward - looking statements are detailed in filings made by CollabRx and Medytox with the Securities and Exchange Commission . Neither CollabRx nor Medytox undertakes any obligation to update or revise any such forward - looking statements to reflect subsequent events or circumstances, except to the extent required by applicable law or regulation . The potential business combination referenced in this presentation is subject to, among other things, stockholder approvals and other customary conditions . We cannot assure you that the contemplated business combination will be consummated . 2

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Participants in Solicitation and Additional Information CollabRx (NASDAQ : CLRX), Medytox (OTCQB : MMMS), and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from CollabRx and Medytox stockholders with respect to the proposed business combination . Information about CollabRx’s directors and executive officers is available in CollabRx's annual report on Form 10 - K for the year ended March 31 , 2015 . Information about Medytox’s directors and executive officers is available in Medytox’s Proxy Statement for its Annual Meeting of Stockholders to be held on August 6 , 2015 . Additional information about the interests of potential participants will be included in the registration statement and joint proxy statement and other materials filed with the Securities and Exchange Commission (the “SEC”) . These documents are available free of charge at the SEC’s website at www . sec . gov , or by going to CollabRx’s Investors page on its corporate website at www . collabrx . com or by going to Medytox’s Investors page on its corporate website at www . medytoxsolutionsinc . com . This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . CollabRx will file a registration statement, including a joint proxy statement of CollabRx and Medytox and a prospectus of CollabRx, and other materials with the SEC in connection with the proposed business combination . We urge investors to read these documents when they become available because they will contain important information . Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about CollabRx and Medytox, at www . sec . gov , the SEC’s website or by going to CollabRx’s Investors page on its corporate website at www . collabrx . com or by going to Medytox’s Investors page on its corporate website at www . medytoxsolutionsinc . com . 3

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Strategy and Rationale for Merger • Medytox’s strategy is to provide IT systems to target customers as a way to automate key manual processes, manage the complete revenue cycle, and drive orders and loyalty for lab services. • A central system for order entry and tracking (Advantage) is provided free of charge to customers. • Additional systems for Electronic Health Records ( MedicalMime ), Billing (Medical Billing Choices), Lab Information Systems ( Clinlab ), and financial services (Platinum Financial) are each sold to target customers and third - parties as cloud - based IT systems. • CollabRx offers an IT - based interpretation and therapy selection platform that will be integrated with other Medytox IT offerings, current testing menu and anticipated future tests, including specialized genomic tests relevant to cancer treatment. • Medytox’s novel StableSpot ™ technology offers the opportunity to enter clinical and self - directed testing markets with high growth potentials, including neurotransmitters, toxicity testing and pharmacogenomics. 4

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Overview of CollabRx • A leading provider of expert - informed clinical decision support systems for diagnostic labs, physicians and patients navigating advanced cancer. • We address the emerging market for genomic testing in cancer with an industry - leading, scalable solution for evidence - based therapy selection related to actionable biomarkers. Supporting the data interpretation and reporting needs of academic and commercial genetic testing labs Providing web - based and mobile products for physicians and patients at the point - of - care Genetic Variant Annotation™ (GVA ) Service Therapy Finders® and CancerRx 5

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. • A vertically - integrated provider of clinical laboratory testing and business solutions to drug rehab and pain management clinics and to private physician practices nationwide . Name Location Services Biohealth Laboratories Miami, FL Screening and clinical International Technologies Waldwick, NJ Screening and clinical Alethea Laboratories* Las Cruces, NM Screening, clinical and confirmations EPIC West Palm Beach, FL Screening and clinical, neurotransmitters, confirmations Epinex Diagnostic Labs Tustin, CA Screening and clinical Operating five hi gh - complexit y , CLIA - ce r tified clinical laboratories in five locations • We have a track record of acquiring and retaining customers by offering cutting - edge technology and systems to automate and improve their internal processes and we seek to expand our service offerings into other testing areas and markets . History of high growth and profitability $ - $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2011 2012 2013 2014 Net Revenue EBITDA $ in Millions Overview of Medytox Solutions *New Mexico labs do not need physician orders and can accept lab orders from individuals. 6

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Rationale for the Merger - Strategic Strategic: adding to existing test menu, while building an end - to - end solution in cancer testing . • Medytox plans to enter testing markets in clinical diagnostics, including cancer and diabetes. • Opportunity exists to acquire a genomic testing lab or to develop one internally. • Medytox lab services customers are currently demanding higher complexity tests that require evidence - based interpretation and therapy selection. • Neurotransmitter testing. • Pharmacogenomics for dosing and drug tolerance. Medytox CollabRx • CollabRx has developed a sophisticated platform for evidence - based interpretation and therapy selection in cancer that can also be applied to other disease areas. • CollabRx is not a lab, but sells services to other labs that perform tests and report results to physicians. • CollabRx and Medytox together can offer a superior solution for genomic - based clinical diagnostics. 7

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Rationale for the Merger - Operational Operational: offering centralized management and expertise for controlled growth and profit. Medytox CollabRx • Medytox maintains a corporate structure that includes key areas of expertise for health care companies, such as: • Marketing and Sales • Compliance • Legal • HIPAA - compliant IT • During 2013 and 2014, Medytox invested in a seasoned senior and middle management team to ensure stability through a period of high growth. • CollabRx team is dedicated to content acquisition and IT development and has not yet invested in sales and marketing . • As CollabRx expands, added expertise available from Medytox corporate. • Ability to eliminate duplicate public company expenses will allow CollabRx to achieve cash positive position faster. 8

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Rationale for the Merger - Financial Medytox CollabRx Financial: building a highly liquid platform on NASDAQ for a broader investor base and access to capital. • Medytox has a strong base of revenue and profit in core business of toxicology testing. • Medytox has a track record of on - boarding capabilities and expertise at low prices and adding substantial value post - acquisition. • Traded on the OTC as MMMS since 2011, with an intention to up - list to NASDAQ. • CollabRx focus on product development now transitioning with revenue ramp in second half of 2015. • CollabRx expense of ~$1M to maintain stand - alone public company can be deployed to sales and marketing . • Recent public offerings provide capital for growth ($7.5M cash as of 3/31/15) . • CollabRx has thousands of shareholders with an average daily trading volume of >114,000 shares (50d avg ). 9

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Combination enables entry into pharmacogenomics management Oncology Care Management Technologies and Services Test selection and ordering Lab test execution Bioinformatics Analysis Clinical interpretation and Reporting Therapy selection Coverage review and Pre - authorization Therapy Administration Monitor adherence and outcomes Electronic Medical Record Billing and Revenue Cycle Management Lab Information Systems Wet Lab Services Genetic Variant Annotation Therapy Selection Decision Support In Development or Future Potential • Pharmaco genomics (germ line and somatic) • Toxicity Testing • Variant Analysis • Enhanced GVA Report • Enhanced Clinical Trials Matching • Virtual Tumor Boards • Pre - authoriza tion Tool linking payers and providers • Remote Patient Monitoring • Patient - reported side effects • Can be deployed in opioid management, oncology, psychiatry, and any disease where getting patients on the right drug at the right time is critically important 10

Medytox History and Outlook 11

Organic Growth and Diversification

2011
- Start-up phase
- Funded by founders
- Introduced Medytox Advantage software
- < 20 employees

2012
- Focus on core lab services
- Began initial lab services expansion
- 30 – 35 employees

2013
- Expanded lab services geographically
- Added to capabilities in Information Technology
- Continued acquisitions in related service areas
- 80 – 90 employees

2014
- Grew lab services organically
- Focused on recruiting strong middle and senior management team
- Additional acquisitions of labs and IT services
- Initial diversification
- 150-180 employees

2015
- Planned initial entry to NASDAQ
- Continue growth of core business and related solutions
- Initial entry into testing markets for cancer and other genomic disease areas and diabetes
- 220+employees

Pre-merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc.

RennovaHealth

Solutions Driven By Innovation

StableSpot™



StableSpot is a proprietary collection device that simplifies collection and transportation of a patient blood or urine sample.

*DME**

*POC Medical Devices**

Pain Management

Behavioral Health

*Self Directed Testing**

Medytox ADVANTAGE 2.0

Medytox Advantage is a proprietary ordering and reporting software used primarily to order lab tests, but expandable to enable individuals or physicians to order other items.

CollabRx enables efficient interpretation of diagnostics results into meaningful and useful information.

CollabRx™ Raising the standard in cancer treatment

Interpretation: Making diagnostics data meaningful

Cancer

*Pharmacogenomics **

*Neurotransmitters**

*Esoteric Testing**

*Self Directed Tests**

MBC provides billing services for Medytox owned laboratories, Medytox customers, and other medical providers.

MBC MedicalBillingChoices

REVENUE CYCLE MANAGEMENT

A MEDYTOX OWNED COMPANY

Medytox Solutions & Services For Medical Providers

Medytox owns and operates five clinical laboratories.

CLINLAB ADVANCED MEDICAL SOFTWARE

A Medytox Owned Company

ClinLab provides a uniform and consistent Lab Information System to operate our clinical laboratories.

PLATINUM FINANCIAL SOLUTIONS

A Medytox Owned Company

PFS offers medical receivables financing to medical providers.

MEDICALMIME

A Medytox Owned Company

Behavioral Health EHR

Ambulatory EHR

MedicalMime is a user-friendly and efficient EHR solution that can be integrated with the company's Lab and Billing services or other service providers a customer may use.

Pre-merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc.

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Drug and Alcohol Rehab Market for Medytox • Total Market Size – estimated at $35 Billion * • Large and growing number of facilities in a fragmented market : • Between 14,500 to 16,700 outpatient clinics *. • Top 50 control less than 20% of the market*. • Market growth from high demand : • Over 23 million Americans are addicted to alcohol and other drugs**. • The number of Americans in addiction treatment ranges from 2.5 million to 4.1 million *** (approx.11% of people needing treatment). • Insurance coverage and ACA expected to drive additional growth : • 3 to 5 million people who have a diagnostic addiction disorder warranting treatment will gain coverage through healthcare reform****. • The improving economic environment and the ACA’s expansion of private and government coverage of drug and alcohol rehabilitation services will help bolster demand in this industry segment, which should boost revenues*. *Includes establishments with medical staff who primarily provide outpatient services related to the diagnosis and treatment of substance abuse and other mental health disorders. Not including hospitals and other inpatient care facilities. Sources: *IBIS World, **The National Council on Alcoholism and Drug Dependency , ***SAMHSA, **** National Association of Alcoholism and Drug Abuse Counselors 13

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Chronic Pain Management Market for Medytox • Total Market Size – estimated at $2 - $4 billion * • Large and growing number of clinics in a fragmented market* : • Private clinics in the U.S . estimated between 1,500 to 2,500. • More than 6,800 doctors specialize in pain management and more than 600,000 doctors are licensed to prescribe pain medication. • Of 1,339 clinics surveyed, 91.2% had one or two doctors, 7.5% had 3 to 4 doctors and 1.3% had more than 4 doctors. • Estimated average annual revenues per clinic are $2.6 million with pre - tax profits of 25%. • Market growth from high demand : • Chronic pain affects an estimated 100 million Americans, or one - third of the U.S. population.** Approximately 25 million people experience moderate to severe chronic pain with significant pain - related activity limitations and diminished quality of life.* • Between 5 to 8 million people use opioids for long - term pain management.* * * • In 2012, U.S. providers wrote 259 million prescriptions for opioid painkillers.** Sources: * The U.S. Addiction Rehab Market, Bharat Publication, * *NIH, ***CDC and Pain Physician Publication . 14

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. End Market Drivers Favor Growth for Combined Company • Lab Services: • Drivers are primarily secular growth and attention to physician - patient compliance . • Largest growth markets for rehab centers are warm weather, coastal states of Florida and California. • Physicians are under increasing scrutiny to ensure that their patients are taking pain medications as prescribed. • Most states track prescription drug abuse through statewide monitoring programs and at least three states mandate testing. • Increasingly, rehab clinics and pain management centers require additional value - added services. • These include automation for test ordering and longitudinal tracking, billing services, integration with electronic medical records and cash flow management – all services offered by Medytox. • Genetic - based Cancer Testing: • Drivers are primarily advances in technology that have dramatically lowered the cost of multi - gene testing and the discovery of targeted therapies as alternatives or adjuncts to chemotherapy and radiation. • The use of multi - gene tests has been growing rapidly and will expand once reimbursement is available. 15

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Medytox Solutions Historic Financial Performance (Dollars in Thousands) Annual Performance since Formation $3,993 $21,076 $41,889 $57,928 $(0) $417 $14,711 $17,396 $(10,000) $ - $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2011 2012 21013 2014 Net Revenue EBITDA 16

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Specialist Toxicology Testing Landscape Competitor Ownership Market Share (%) Revenues 2014 (millions) 2014/2013 Revenu e Growth Alere Toxicology Private 14% $331 (4 - 5%) Quest Diagnostics NYSE: DGX 9% $219 +4% Medytox Solutions OTCQB: MMMS 2% $58 +38% ALL OTHERS <75% $1,842 +7% AIT Laboratories Private <5% Unknown Unknown Millennium Health Private <5% Unknown Unknown PCLS Private <5% Unknown Unknown • Medytox has outperformed its larger competitors and the laboratory testing industry overall in a highly fragmented, technology - driven industry. Source: IBISWorld : Toxicology Laboratories in the US , March 2015 17

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Near to mid - term Growth Strategy for Combined Company • Continue to grow core lab business by offering high quality testing, a comprehensive menu, and superior customer service, supported by: • Medytox Advantage™ – a proprietary web - based lab ordering and reporting software offering, • a national presence with labs and professional sales teams, • a centralized customer service team, and • a dedicated IT and software development team to eliminate reliance of customers on third - party suppliers. • Continue implementation of “Dry - Spot” patented technology for self - directed and physician - ordered urine and blood testing (using “pin - prick” amounts of blood). • Promote diversification of revenue base by cross - selling best - in - class value - added services among existing customers and through sales by independent subsidiaries. • ClinLab laboratory information systems, MedicalMime electronic health records, Medical Billing Choices revenue cycle management, and Platinum Financial Services for securitization of high - quality A/R. • Continue to grow CollabRx informatics business supporting both current neurotransmitter and pharmacogenetics markets and enter cancer testing market. 18

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Estimated Timeline for Merger and Rebranding File S - 4 Registration Statement and Joint Proxy with SEC Respond to any comments from SEC Request effectiveness once filings clear SEC Hold Special Stockholder Meetings Close Merger July Oct August Sept At closing, the surviving listed entity will will be rebranded as: Rennova Health, Inc., NASDAQ: RNVA. NASDAQ Initial Listing Application and Qualification 19

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. NASDAQ Initial Listing Criteria Requirement Current Standard* Medytox CollabRx Stockholder’s equity $5 million ✔ Market value of publicly held shares $15 million ✔ Operating history 2 years ✔ Market value of listed securities $50 million ✔ Net Income from continuing operations $750 thousand ✔ Publicly held shares 1 million ✔ Shareholders (round lot) 300 ✔ Market makers 3 ✔ Corporate Governance Yes ✔ Bid Price $4 ☐ *Strictest standard among the Equity, Market Value of Listed Securities and Net Income Standards for initial listing on the N ASD AQ Capital Market . 20

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Post - merger Management Team Seamus Lagan , Chief Executive Officer . Directed the formation of Medytox and its transition from its former business via Alcimede , LLC, a consulting firm he founded in 2007 that specializes in restructuring, development and management of small companies in both the private and public sectors. CEO of the two main subsidiaries of Medytox since their inception in 2011 - 2012. Private investor. Graduate of Ballymena Technical College, Northern Ireland. Jason P . Adams, CFO . C ommenced employment with Medytox in September 2015, and was appointed Chief Financial Officer on September 12, 2015 . Prior to joining Medytox, Mr. Adams was the Chief Financial Officer of West Central Behavioral Health, a p rovider of behavioral health services in the state of New Hampshire, from March 2014 until September 2015. Prior to his involvement with West Central Behavioral Health, he held similar positions with Alico , Inc., from April 2012 until March 2014, and the Source Interlink Companies, Inc., from February 2006 through April 2012. Mr. Adams holds a BS degree in Accounting from Castleton University, and a Colorado CPA designation . Samuel R. Mitchell, COO, Medytox Solutions, Inc . Has a broad background with extensive knowledge in Healthcare administration. He previously served as COO of Premier Family Health, P.A., a Practice Administrator with Pulmonary Disease Specialist, P.A., the Chief Business Officer for Greenville Clinic Corp. and the Area Director for U.S. Healthworks Medical Group. His career started as Administrative Assistant at the Tallahassee Memorial Hospital in 2001. MBA and MHA from Nova Southeastern University. William DePond , MD, COO, Medytox Diagnostics, Inc . Served from 2009 - 2013 as President & Division CEO of MEDLAB/Laboratory Partners. Has over 20 years’ experience in the lab business either as Laboratory Director, Medical Director, Chief Medical Information Officer or Chief Medical Officer. From 1995 - 2006 he was Associate Medical Director, University of Missouri - Kansas City School of Medicine as well as Vice - Chairman, Department of Pathology and Laboratory Medicine. 21

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Post - merger Management Team (continued) Steven Burdelski , Chief Compliance Officer. Mr . Burdelski previously served as an executive manager of the Federal Bureau of Investigation (FBI), where he was responsible for strategic planning and leadership of all FBI investigative programs such as criminal, cyber, counterterrorism, counterintelligence, and critical incident management, as well as overseeing all administrative functions in the Bureau's Tampa office. Prior to his position at the FBI, Mr. Burdelski served on the Maryland Police Department from 1987 to 1995, where he was promoted to the rank of Sergeant. Mr . Burdelski holds an M.S. in leadership from Palm Beach Atlantic University. Jeff Wadman , Corporate Controller. Mr . Wadman is a highly accomplished finance professional with over 30 years’ experience focused largely in healthcare, leading global teams, business integrations, ERP implementations, business development initiatives, and process improvement and efficiencies. He has substantial experience in SEC reporting, including initial public offerings (IPO). His continued experience has been with mergers and acquisitions and other business development activities. Jeff received his bachelor’s degree Mr . Wadman joined Medytox in 2014. Sebastien Sainsbury , Corporate Secretary and CEO, Platinum Financial Solutions, Ltd. Mr. Sainsbury brings over 25 years’ experience in investment banking and wealth management with Bankers Trust Co., Lehman Brothers, USB AG Private Bank, and was appointed to the AIG International Ltd. Board of Directors. He has been regulated in the United Kingdom by the FSA/SFA. Since 2002, Mr. Sainsbury has been a seed investor and board member in startup companies ranging from food manufacturing and distribution to software development. He received his MBA from INSEAD. 22

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Post - merger Board of Directors INSIDE DIRECTORS (2): Thomas R. Mika, Executive Chairman of Medytox (effective with the merger) and CEO, CollabRx, Inc . Mr. Mika served from 2005 – 2012 as Chairman & CEO of Tegal Corporation and was its EVP/CFO since 2002. He has extensive prior experience in executive management and consulting in health care, software and chain restaurants. BS in Microbiology from the University of Illinois at Urbana - Champaign and MBA from the Harvard Business School. Seamus Lagan , CEO (see Post - merger Management Team) INDEPENDENT DIRECTORS (5): Paul R. Billings, MD, PhD, director of CollabRx, Inc. since 2014. Author , lecturer, consultant, professor and thought leader in genomic medicine. Executive - in - Residence at the California Innovation Center of Johnson & Johnson. Former Chief Medical Officer, Thermo Fisher Scientific. Member of FDA Science Board, VA Genomic Medicine Advisory Committee, Institute of Medicine’s Genomic Medicine Roundtable. Director of Trovagene . Co - founder of Cordblood Registry. Former Director of Corporate Development, LabCorps , and former Director of Ancestry.com and Omicia . Christopher E. Diamantis , director of Medytox since 2013 . Chairman and Chief Executive Officer of Integrated Financial Settlements, Inc. Director and managing partner of the Gabor Agency, Inc. Former Chairman of Pro Bank Financial Holding Company, the parent of Pro Bank. Director of Esquire Bank, a federally chartered savings bank in New York City. Director and partner in Counsel Financial Services, Inc., a specialty financial firm catering to the needs of the legal community and the largest non - bank lender to law firms. Past member of the Board of Governors of the Florida State University College of Business and past president of the National Structured Settlements Trade Association. 23

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Post - merger Board of Directors Benjamin Frank, director of Medytox since 2013. Retired lawyer and businessman, with particular experience in healthcare, foreign trade, retail, business development and government. After practicing as an attorney, from 1962 to 1966, he was a Senior Vice President and member of the Board of Directors of Allied Stores Corporation. Former Vice President and Trustee of North Shore University Hospital, currently North Shore University Hospital, Long Island Jewish Hospital System. Appointed in February 2009 by former Florida Governor Charlie Crist to the Board of the Health Care District of Palm Beach County and served as Chair of the Board from 2011 to 2013. Michael Goldberg - Managing Director of Monarch Capital LLC, a corporate consulting company servicing public and private companies. Formerly Director, Acting Chief Executive Officer and President of IDO Security, Inc ., Director and Chief Executive Officer of Rx Medical Services Corp. (RXM), an American Stock Exchange listed company. Prior to his career in corporate restructuring, Mr. Goldberg was a litigator in Philadelphia. He began his career as an Asper Fellow in the US Attorney’s office in 1974 with the Criminal division of the Department of Justice in Washington, D.C. (Watergate prosecution team) before becoming an Assistant District Attorney in Philadelphia. Robert Lee - Mr. Lee is currently Managing Partner of Sheffield Investment Partners. Previously, he was Managing Director of New Stream Capital and Managing Director at CRT Capital Group in Stamford, CT. A Managing Director of Morgan Stanley Dean Witter from 1984 until 2000, Mr. Lee ran several units of Dean Witter’s Investment Bank including the M&A Group. Mr. Lee serves on several boards, including SL Investment Management, a UK based, and FSA licensed investment manager, Springs Industries, and Springs Window Fashions. Mr. Lee is also on the Board of Visitors for the Wake Forest Schools of Business, and was its former Chairman. Mr . Lee attended Dartmouth College and the University of Chicago Graduate School of Business . 24

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Summary Rationale for Merger • Medytox model for organic growth combined with diversification drives current and future company value. • Track record of profitable growth and adherence with laws and regulations. • Initial revenue diversification realized through sales by wholly - owned subsidiaries. • Development and implementation of “Dry - Spot” technology and expansion of self - directed testing in early stages. • Additional acquisitions of lab capacity and related services and capabilities identified. • Addition of CollabRx offers entry to emerging cancer testing market with industry - leading therapy selection and decision - support capabilities. • Strong management team and expanded sales force put in place within last 12 months to support continued growth . • Few opportunities to invest in NASDAQ listed growth companies in this sector. • Value proposition of merger not fully reflected in current CollabRx stock price. 25

Pre - merger Presentation (with Supplement) Medytox Solutions, Inc. and CollabRx, Inc. Contacts Please contact the following individuals for additional information: Seamus Lagan, CEO – Medytox Solutions, Inc. slagan@medytoxsolutionsinc.com Thomas Mika, CEO – CollabRx, Inc. tmika@collabrx.com Investor and Public Relations: Sebastien Sainsbury, Medytox Solutions, Inc. ssainsbury@medytoxsolutionsinc.com 26